                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)      January 15, 1998
                                                  --------------------


The Money Store Home Improvement Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-I

                                TMS Mortgage Inc.
                        The Money Store Home Equity Corp.
                         The Money Store/ Minnesota Inc.
                         The Money Store/ Kentucky Inc.
                           The Money Store/ D.C. Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


New Jersey                       333-20817-10           upper tier 91-181-5466
----------                       ------------           ----------------------
                                                        lower tier 91-181-5468
                                                        ----------------------

State or other                    (Commission          (IRS Employer
jurisdiction of                  File Number)          ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
-------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                   (908) 686-2000
                                                       --------------

                                         n/a
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5                   Other Events
                         ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the January 15, 1998 Remittance Date.


Item 7                   Financial Statements and Exhibits
                         ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           THE MONEY STORE INC.


                                           By: /s/ Harry Puglisi
                                           -------------------------
                                                    Harry Puglisi
                                                     Treasurer



      Dated:            January 31, 1998

                                   Schedule A

                               List of Originators
                               -------------------

                                     1997-I
                                     ------


                         The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/Kentucky Inc.
                        The Money Store Home Equity Corp.
                                TMS Mortgage Inc.

                             SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-I FOR THE JANUARY 12, 1998 DETERMINATION DATE.


1.  AGGREGATE AMOUNT RECEIVED                                                           $3,897,325.38


    LESS: SERVICE FEE                                                                       30,008.11
               CONTINGENCY FEE                                                              30,008.11
               OTHER SERVICER FEES (Late Charges / Escrow)                                  12,686.29
               UNREIMBURSED MONTHLY ADVANCES                                                     0.00
                                                                              -----------------------

                                                                                            72,702.51

    PLUS: MONTHLY ADVANCE - INCLUDING
                    COMPENSATING INTEREST                                                   80,640.72
               PRE-FUNDING ACCOUNT TRANSFER                                                      0.00
               CAPITALIZED INTEREST ACCOUNT TRANSFER                                             0.00
                                                                              -----------------------

                                                                                            80,640.72


                                                                              -----------------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                                                    3,905,263.59
                                                                              =======================


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                                                 29,740,693.48

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                                                 53,700,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                                                 19,487,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                                                 25,375,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                                                 12,250,000.00

    (F) CLASS B-1 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                                                  9,625,000.00

    (G) CLASS B-2 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                                                  6,563,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
    CLASS A-1                                                                                   2,486,986.80
    CLASS A-2                                                                                           0.00
    CLASS A-3                                                                                           0.00
    CLASS M-1                                                                                           0.00
    CLASS M-2                                                                                           0.00
    CLASS B-1                                                                                           0.00
    CLASS B-2                                                                                           0.00
    TOTAL  PRINCIPAL DISTRIBUTION AMOUNT :                                                      2,486,986.80

4.  (A) INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                          0.00

    (B) PRINCIPAL SHORTFALL CARRYFORWARD AMOUNT                                                         0.00

    (C) TOTAL SHORTFALL CARRYFORWARD AMOUNT                                                             0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                                      8,285,127.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                                      1,831,209.50
    # OF LOANS                                                                                           123

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                                189,949.06

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                                316,938.69

9.  AMOUNT OF INTEREST RECEIVED                                                                 1,538,900.67

10. (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
         THE DETERMINATION DATE
         MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                                 80,640.72

    (B)  AMOUNT OF COMPENSATING INTEREST                                                              101.66

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                                148,889.55

13. CLASS A-1 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                                                              163,078.14
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                                           2,486,986.80
    (C) CARRY FORWARD AMOUNT                                                                            0.00
    (D) MONTHLY ADVANCE                                                                                 0.00

    TOTAL CLASS A-1 REMITTANCE AMOUNT                                                           2,650,064.94

    CLASS A-2 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                                                              304,747.50
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                                                   0.00
    (C) CARRY FORWARD AMOUNT                                                                            0.00
    (D) MONTHLY ADVANCE                                                                                 0.00

    TOTAL CLASS A-2 REMITTANCE AMOUNT                                                             304,747.50

    CLASS A-3 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                       114,080.15
     (B) PRINCIPAL DISTRIBUTION AMOUNT                            0.00
     (C) CARRY FORWARD AMOUNT                                     0.00
     (D) MONTHLY ADVANCE                                          0.00

    TOTAL CLASS A-3 REMITTANCE AMOUNT                                             114,080.15

    CLASS A REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                       581,905.78
     (B) PRINCIPAL DISTRIBUTION AMOUNT                    2,486,986.80
     (C) CARRY FORWARD AMOUNT                                     0.00
     (D) MONTHLY ADVANCE                                          0.00

     TOTAL CLASS A REMITTANCE AMOUNT                                            3,068,892.58

    CLASS M-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                       156,690.63
     (B) PRINCIPAL DISTRIBUTION AMOUNT                            0.00
     (C) CARRY FORWARD AMOUNT                                     0.00
     (D) MONTHLY ADVANCE                                          0.00

     TOTAL CLASS M-1 REMITTANCE AMOUNT                                            156,690.63

    CLASS M-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                        82,381.25
     (B) PRINCIPAL DISTRIBUTION AMOUNT                            0.00
     (C) CARRY FORWARD AMOUNT                                     0.00
     (D) MONTHLY ADVANCE                                          0.00

     TOTAL CLASS M-2 REMITTANCE AMOUNT                                             82,381.25

    CLASS M REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                       239,071.88
     (B) PRINCIPAL DISTRIBUTION AMOUNT                            0.00
     (C) CARRY FORWARD AMOUNT                                     0.00
     (D) MONTHLY ADVANCE                                          0.00

     TOTAL CLASS M REMITTANCE AMOUNT                                              239,071.88

    CLASS B-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                        60,236.46
     (B) PRINCIPAL DISTRIBUTION AMOUNT                            0.00
     (C) CARRY FORWARD AMOUNT                                     0.00
     (D) MONTHLY ADVANCE                                          0.00

     TOTAL CLASS B-1 REMITTANCE AMOUNT                                             60,236.46

    CLASS B-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                        44,272.90
     (B) PRINCIPAL DISTRIBUTION AMOUNT                            0.00
     (C) CARRY FORWARD AMOUNT                                     0.00
     (D) MONTHLY ADVANCE                                          0.00

     TOTAL CLASS B-2 REMITTANCE AMOUNT                                             44,272.90


    CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                               104,509.36
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                    0.00
         (C) CARRY FORWARD AMOUNT                                             0.00
         (D) MONTHLY ADVANCE                                                  0.00

         TOTAL CLASS B REMITTANCE AMOUNT                                                         104,509.36

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                               925,487.02
         (B) PRINCIPAL DISTRIBUTION AMOUNT                            2,486,986.80
         (C) CARRY FORWARD AMOUNT                                             0.00
         (D) MONTHLY ADVANCE                                                  0.00

         TOTAL REMITTANCE AMOUNT                                                               3,412,473.82

   14.   (A) REIMBURSABLE AMOUNT (I-22)                                                                0.00
         (B) CLASS X REMITTANCE AMOUNT PAYABLE
             PURSUANT TO SECTION 6.08(d) (iii) & (iv)                                            486,258.91

   15.   (A) CLASS A-1 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                               27,253,706.68

         (B) CLASS A-2 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                               53,700,000.00

         (C) CLASS A-3 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                               19,487,000.00

         (D) CLASS M-1 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                               25,375,000.00

         (E) CLASS M-2 PRINCIPAL BALANCE AFTER
             DISTRIBUTIONS TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                               12,250,000.00

         (F) CLASS B-1 PRINCIPAL BALANCE AFTER
             DISTRIBUTIONS TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                                9,625,000.00

         (G) CLASS B-2 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                                6,563,000.00

         (H) TOTAL POOL PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                              154,253,706.68

16. CLASS B PRINCIPAL DISTRIBUTION TEST                                                                               TEST SATISFIED

    (1)   TEST SHALL BE SATISFIED IF (i) DOES NOT EXCEED 50% OF (ii)
          (i)  SIXTY-DAY DELINQUENCY RATIO                                                      1.74%
          (ii) CLASS A SUBORDINATION PERCENTAGE                                                34.89%
                          PERCENTAGE                                                                             4.99%       YES

                   AND EITHER (2) OR (3)

    (2) BOTH (X) AND (Y)
    (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
        DOES NOT EXCEED 9%           AND                                                                        1.81%
    (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $19,425,000                                           609,208.79        YES

    (3) BOTH (X) AND (Y)
    (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
        DOES NOT EXCEED 15%           AND                                                                       1.81%
    (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $6,475,000                                            609,208.79        YES

        IF (1) AND EITHER (2) OR (3) = "YES", THEN THE TEST IS SATISFIED

17. CUMULATIVE REALIZED LOSSES                                                                             609,208.79

18. (A) THE WEIGHTED AVERAGE MATURITY                                                                         208.086

    (B) THE WEIGHTED AVERAGE INTEREST RATE                                                                    12.855%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                            30,008.11

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                          30,008.11

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                              6,530.86

    (D) FHA PREMIUM ACCOUNT                                                                                  7,690.70

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE SERVICERS PURSUANT TO:

    (A) SECTION 5.04 (b)                                                                                         0.00
    (B) SECTION 5.04 (c)                                                                                         0.00
    (C) SECTION 5.04 (d)(ii)                                                                                     0.00
    (D) SECTION 5.04 (e)                                                                                         0.00
    (E) SECTION 5.04 (f)(i)                                                                                 60,016.22

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                                 27,253,706.68      0.56778556
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                                48,000,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                                 53,700,000.00      1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                                53,700,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                                 19,487,000.00      1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                                19,487,000.00

                                   EXHIBIT O
                 REMIC DELINQUENCIES AS OF -DECEMBER 31, 1997

REMIC       OUTSTANDING                 #
SERIES      DOLLARS                     ACCOUNTS          RANGES             AMOUNT               NO             PCT
1997-I         $154,253,706.68             8,880          1 TO 29 DAYS      26,559,675.56           1,532         17.22%
                                                         30 TO 59 DAYS       4,399,582.41             263          2.85%
                                                         60 TO 89 DAYS       2,728,825.83             158          1.77%
                                                         90 AND OVER        12,106,151.96             700          7.85%

                                                         FORECLOSURE            39,066.39               3          0.03%
                                                         REO PROPERTY                0.00               0          0.00%



                                                         TOTALS            $45,833,302.15           2,656         29.71%
                                                                         ================================================

1997-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE                  CLASS A-1      CLASS A-2             CLASS A-3             CLASS M-1
----------------------------------------------------------------------------------------------------
(ii)                         619.60             1,000.00                767.96              1,302.15

(vi)                          38.15                 0.00                  0.00                  0.00

(vii)                          3.96                 0.00                  0.00                  0.00

(viii)                         6.60                 0.00                  0.00                  0.00


(xiii)    (a)                  3.40                 5.68                  4.50                  8.04
          (b)                 51.81                 0.00                  0.00                  0.00
          (c)                  0.00                 0.00                  0.00                  0.00
          (d)                  0.00                 0.00                  0.00                  0.00


(xv)                         567.79             1,000.00                767.96              1,302.15


(xxxv)                         0.00                 0.00                  0.00                  0.00




SUBCLAUSE                           CLASS M-2             CLASS B-1             CLASS B-2
----------------------------------------------------------------------------------------------------
(ii)                                 1,000.00              1,000.00              1,000.00

(vi)                                     0.00                  0.00                  0.00

(vii)                                    0.00                  0.00                  0.00

(viii)                                   0.00                  0.00                  0.00


(xiii)    (a)                            6.73                  6.26                  6.75
          (b)                            0.00                  0.00                  0.00
          (c)                            0.00                  0.00                  0.00
          (d)                            0.00                  0.00                  0.00


(xv)                                 1,000.00              1,000.00              1,000.00


(xxxv)                                   0.00                  0.00                  0.00